UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of the earliest event reported):     JANUARY 22, 1997
                                                 (DECEMBER 19,1996)


     STANDARD MANAGEMENT CORPORATION
          (Exact name of registrant as specified in its charter)


                              0-20882
                         (Commission file number)

          Indiana                            No. 35-1773567
     (State of incorporation)           (IRS employer identification no.)



     9100 Keystone Crossing
       Indianapolis, Indiana                        46240
(Address of principal executive offices)        (Zip Code)

                              (317) 574-6200
                                (Telephone)




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                STANDARD MANAGEMENT CORPORATION


ITEM 5.   OTHER EVENTS

     On December 19, 1996, Standard Management Corporation ("SMC" or the "Registrant"), and Savers Life Insurance Company ("Savers Life") entered into a definitive Agreement and Plan of Merger. This Agreement and Plan of Merger is attached hereto as Exhibit 2.4 and incorporated herein by reference. In addition, on December 23, 1996, SMC issued a press release announcing the execution of the Agreement and Plan of Merger, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          2.4 Agreement and Plan of Merger dated as of December 19, 1996 by and among SMC and Savers Life.

          99.2 Press release dated December 23, 1996, issued by SMC.

          27 Financial Data Schedule, which is submitted electronically pursuant to Regulation S-K to the Securities and Exchange Commission for information purposes only and not filed.





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                STANDARD MANAGEMENT CORPORATION


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STANDARD MANAGEMENT CORPORATION
                                           (Registrant)


Date:   JANUARY 22, 1997             By:       /S/ RONALD D. HUNTER
                              Ronald D. Hunter
                              Chairman of the Board, President and
                              Chief Executive Officer

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